UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 14, 2006



                                 POSEIDIS, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


 Florida                              0-26329              65-0867538
--------------------------------     -----------     ---------------------------
(State or Other Jurisdiction of      (Commission       (IRS Employer
   Incorporation or Organization)    File Number)           Identification No.)


             222 Lakeview Ave., Suite 160, West Palm Beach, FL 33401
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (305) 428-3757


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.  Changes in Registrant's Certifying Accountant.

     (a) The independent accountants, Durland & Company, CPAs, PA, resigned as certifying accountant of Poseidis, Inc. (the "Company") on April 14, 2006.

     The reports of Durland & Company, CPAs, PA on the Company's financial statements for the fiscal years ended February 28, 2005 and February 29, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the financial statements for the fiscal years ended February 28, 2005 and February 29, 2004 contained opinions modified to include an explanatory paragraph related to substantial doubt regarding the Company's ability to continue as a going concern.

     In connection with its audits of the Company's financial statements of the years ended February 28, 2005 and February 29, 2004, and the subsequent interim period through April 14, 2006, there were no disagreements between the Company and Durland & Company, CPAs, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Durland & Company, CPAs, PA would have caused Durland & Company, CPAs, PA to make reference to the subject matter of the disagreement in connection with its report on the financial statements of the Company for such years.

     During the fiscal years ended February 28, 2005 and February 29, 2004 and through April 14, 2006 there have been no reportable events (as defined in Regulation S-B Item 304 (a)(1)(iv)(B)).


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits


Exhibit      Description                                          Location
---------    -------------------------------------------------    --------------
16.2         Letter dated June 25, 2006 from Durland & Company,   Filed herewith
             CPAs, PA regarding change of certifying accountant.








                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 26, 2006

                                 POSEIDIS, INC.
                           -------------------------
                                  (Registrant)



                         By:        /s/ John J. McGovern
                                  -----------------------------
                                      John J. McGovern
                                   Executive Vice President and
                                   Chief Financial Officer